Cost of Revenues	12 Months Ended
Dec. 31, 2019
Cost Of Revenue [Abstract]
Cost of Revenues

16.  Cost of Revenues

The cost of revenues is as follows (in thousands):

	For the Years Ended December 31,
	2017	2018	2019	2019
	RMB	RMB	RMB	US$
Revenue sharing fees	72,613	47,539	59,672	8,571
Content and operational costs	466,379	491,868	648,195	93,108
Bandwidth costs	55,050	57,141	60,435	8,681
Sales taxes and related surcharges (Note 2(t))	133,155	—	—	—
Total	727,197	596,548	768,302	110,360